Exhibit 10.2

SUPPLEMENT NO. 3 dated as of May 24, 2005 (this “Supplement”), to the Guarantee and Collateral Agreement dated as of July 22, 2003 (as supplemented from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation and the successor by merger to TD Funding Corporation (the “Borrower”), TRANSDIGM HOLDING COMPANY, a Delaware corporation and the successor by merger to TD Acquisition Corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto and the subsidiaries of the Borrower joined as Guarantors and Grantors under the Guarantee and Collateral Agreement pursuant to Supplement No. 1 and Supplement No. 2 thereto, dated as of October 9, 2003 and February 10, 2005, respectively (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”), and CREDIT SUISSE (formerly known as Credit Suisse First Boston) (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

A. Reference is made to the Amended and Restated Credit Agreement, dated as of April 1, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders named therein (the “Lenders”), and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit in accordance with, and subject to the terms and conditions set forth in, the Credit Agreement. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (each, a “New Subsidiary” and, collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued, in each case, in accordance with, and subject to the terms and conditions set forth in, the Credit Agreement.

Accordingly, the Collateral Agent and the New Subsidiaries agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor and a Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if such New Subsidiary were originally named therein as a Grantor and a Subsidiary Guarantor and each such New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and a Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of such New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include each of the New Subsidiaries. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to a New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Supplement, including the reasonable fees, other reasonable charges and reasonable disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Collateral Agent have duly executed this Supplement No. 3 to the Guarantee and Collateral Agreement as of the day and year first above written.

FLUID REGULATORS CORPORATION

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer

Address:	313 Gillette Street
Painesville, Ohio 44077
Legal Name:	Fluid Regulators Corporation
Jurisdiction of Formation:	Ohio
Location of Chief Executive Office:	Same as address above

SKURKA AEROSPACE INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer

Address:	4600 Calle Bolero
Camarillo, California 93011
Legal Name:	Skurka Aerospace Inc.
Jurisdiction of Formation:	Delaware
Location of Chief Executive Office:	Same as address above

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), as Collateral Agent

By:	/s/ Karl Studer
Name:	Karl Studer
Title:	Director

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Director

SCHEDULE I

LOCATION OF COLLATERAL

FLUID REGULATORS CORPORATION

Description	Location
All assets pledged pursuant to the terms of hereof, including, without limitation, that certain parcel of real property located at 313 Gillette Street, Painesville, Ohio 44077 and any personal or other property thereon.	313 Gillette Street, Painesville, Ohio 44077

SKURKA AEROSPACE INC.

Description	Location
All assets pledged pursuant to the terms of hereof.	4600 Calle Bolero Camarillo, California 93011